EXHIBIT 99

              UNAUDITED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS

            The unaudited consolidated pro forma financial statements set forth below for Merck give effect to the spin-off of Medco Health as if such spin-off had been completed on January 1, 2000 for income statement purposes, and at June 30, 2003 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

            The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The unaudited consolidated pro forma financial statements do not necessarily represent what Merck's financial position or results of operations would have been had the spin-off of Medco Health occurred on such dates or to project Merck's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements of Merck and Medco Health.

                              Merck & Co., Inc.
                 Unaudited Consolidated Pro Forma Balance Sheet
                                  June 30, 2003
                 ----------------------------------------------
                                 ($ in millions)


                                               Merck & Co., Inc.       Medco            Other          Merck & Co., Inc.
                                                 Historical (1)      Health (2)     Adjustments (3)       Pro Forma
                                               -----------------    ------------    ---------------    ----------------
ASSETS
  Current Assets
    Cash and cash equivalents                     $   1,664.7       $      (6.6)      $   1,347.6      $   3,005.7
    Short-term investments                            4,050.8             (70.6)               --          3,980.2
    Accounts receivable                               5,901.6          (1,533.6)               --          4,368.0
    Inventories                                       3,630.4            (925.9)             90.1          2,794.6
    Net Receivable from Merck                              --            (652.4)            652.4               --
    Prepaid expenses and taxes                        1,055.5            (292.0)               --            763.5
                                                  -----------       -----------       -----------      -----------
      Total current assets                           16,303.0          (3,481.1)          2,090.1         14,912.0
                                                  -----------       -----------       -----------      -----------
  Investments                                         7,250.2             (11.5)               --          7,238.7
  Property, Plant and Equipment                      14,569.3            (825.7)               --         13,743.6
  Goodwill                                            4,344.0          (3,310.2)               --          1,033.8
  Other Intangibles, net                              3,284.1          (2,367.7)               --            916.4
  Other Assets                                        4,257.5            (110.0)               --          4,147.5
                                                  -----------       -----------       -----------      -----------
                                                  $  50,008.1       $ (10,106.2)      $   2,090.1      $  41,992.0
                                                  ===========       ===========       ===========      ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
     Loans payable and current portion of
         long-term debt                           $   4,769.6       $        --       $        --      $   4,769.6
     Trade accounts payable                           2,169.6          (1,546.8)               --            622.8
     Accrued and other current liabilities            3,306.4            (409.9)             43.0          2,939.5
     Income taxes payable                             2,697.5             (43.9)               --          2,653.6
     Dividends payable                                  806.3                --                --            806.3
                                                  -----------       -----------       -----------      -----------
      Total current liabilities                      13,749.4          (2,000.6)             43.0         11,791.8
                                                  -----------       -----------       -----------      -----------
  Long-Term Debt                                      5,393.6                --                --          5,393.6
                                                  -----------       -----------       -----------      -----------
  Deferred Income Taxes and Noncurrent
     Liabilities                                      7,216.3          (1,234.8)               --          5,981.5
                                                  -----------       -----------       -----------      -----------
  Minority Interests                                  4,041.6                --                --          4,041.6
                                                  -----------       -----------       -----------      -----------
  Stockholders' Equity
    Common stock                                         29.8                --                --             29.8
    Other paid-in capital                             6,931.5                --                --          6,931.5
    Retained earnings                                37,398.0          (6,870.8)          2,047.1         32,574.3
    Accumulated other comprehensive loss               (171.4)               --                --           (171.4)
                                                  -----------       -----------       -----------      -----------
                                                     44,187.9          (6,870.8)          2,047.1         39,364.2
                                                  -----------       -----------       -----------      -----------
    Less treasury stock, at cost                     24,580.7                --                --         24,580.7
                                                  -----------       -----------       -----------      -----------
      Total stockholders' equity                     19,607.2          (6,870.8)          2,047.1         14,783.5
                                                  -----------       -----------       -----------      -----------
                                                  $  50,008.1       $ (10,106.2)      $   2,090.1      $  41,992.0
                                                  ===========       ===========       ===========      ===========



    See notes to the unaudited consolidated pro forma financial statements.

                                Merck & Co., Inc.
          Unaudited Interim Consolidated Pro Forma Statement of Income
                         Six Months Ended June 30, 2003
    (In Millions Except Earnings per Common Share from Continuing Operations)


                                      Merck & Co., Inc.                         Other        Merck & Co., Inc.
                                        Historical (1)    Medco Health (4)  Adjustments (5)      Pro Forma
                                      -----------------   ----------------  ---------------  -----------------
Sales                                    $  26,669.7       $ (16,738.6)      $  1,165.7       $  11,096.8
Costs, Expenses and Other
  Materials & Production                    16,887.4         (16,018.3)         1,166.2           2,035.3
  Marketing & Administrative                 3,448.5            (330.7)            19.4           3,137.2
  Research & Development                     1,506.7                --               --           1,506.7
  Acquired Research                             90.4                --               --              90.4
  Equity Income                               (284.7)               --               --            (284.7)
  Other (Income)/Expense, net                  (39.3)            (35.0)             0.3             (74.0)
                                         -----------       -----------       ----------       -----------
                                            21,609.0         (16,384.0)         1,185.9           6,410.9
                                         -----------       -----------       ----------       -----------
Income from Continuing Operations
  before Taxes                               5,060.7            (354.6)           (20.2)          4,685.9
Taxes on Income from Continuing
  Operations                                 1,483.3            (147.4)            20.6           1,356.5
                                         -----------       -----------       ----------       -----------
Income from Continuing Operations        $   3,577.4       $    (207.2)      $    (40.8)      $   3,329.4
                                         ===========       ===========       ==========       ===========
Average Common Shares Outstanding
    Basic                                    2,241.4                                              2,241.4
    Assuming Dilution                        2,261.6                                              2,261.6

Earnings Per Common Share from
  Continuing Operations
    Basic                                      $1.60                                                $1.49
    Assuming Dilution                           1.58                                                 1.47


    See notes to the unaudited consolidated pro forma financial statements.

                                Merck & Co., Inc.
              Unaudited Consolidated Pro Forma Statement of Income
                      Twelve Months Ended December 31, 2002
    (In Millions Except Earnings per Common Share from Continuing Operations)


                                        Merck & Co., Inc.                              Other         Merck & Co., Inc.
                                          Historical (1)    Medco Health (4)      Adjustments (5)        Pro Forma
                                        -----------------   ----------------      ---------------    -----------------
Sales                                      $  51,790.3         $ (32,958.5)        $   2,614.0         $  21,445.8
Costs, Expenses and Other
  Materials & Production                      33,053.6           (31,657.7)            2,511.2             3,907.1
  Marketing & Administrative                   6,186.8              (587.7)               53.1             5,652.2
  Research & Development                       2,677.2                  --                  --             2,677.2
  Equity Income                                 (644.7)                 --                  --              (644.7)
  Other (Income)/Expense, net                    303.8               (92.8)               (8.7)              202.3
                                           -----------         -----------         -----------         -----------

                                              41,576.7           (32,338.2)            2,555.6            11,794.1
                                           -----------         -----------         -----------         -----------
Income from Continuing Operations
  before Taxes                                10,213.6              (620.3)               58.4             9,651.7
Taxes on Income from Continuing
  Operations                                   3,064.1              (258.7)               51.5             2,856.9
                                           -----------         -----------         -----------         -----------
Income from Continuing Operations          $   7,149.5         $    (361.6)        $       6.9         $   6,794.8
                                           ===========         ===========         ===========         ===========
Average Common Shares Outstanding
    Basic                                      2,257.5                                                     2,257.5
    Assuming Dilution                          2,277.0                                                     2,277.0

Earnings Per Common Share from
  Continuing Operations
    Basic                                        $3.17                                                       $3.01
    Assuming Dilution                             3.14                                                        2.98


    See notes to the unaudited consolidated pro forma financial statements.

                                Merck & Co., Inc.
              Unaudited Consolidated Pro Forma Statement of Income
                      Twelve Months Ended December 31, 2001
    (In Millions Except Earnings per Common Share from Continuing Operations)

                                         Merck & Co., Inc.                            Other        Merck & Co., Inc.
                                           Historical (1)     Medco Health (4)   Adjustments (5)       Pro Forma
                                         -----------------    ----------------   ---------------   -----------------
Sales                                          $47,715.7        $(29,070.6)         $ 2,553.9          $21,199.0
Costs, Expenses and Other
  Materials & Production                        28,976.5         (27,786.7)           2,435.1            3,624.9
  Marketing & Administrative                     6,224.4            (578.4)              54.6            5,700.6
  Research & Development                         2,456.4                --                 --            2,456.4
  Equity Income                                   (685.9)               --                 --             (685.9)
  Other (Income)/Expense, net                      341.7            (187.2)               0.4              154.9
                                            ------------      ------------       ------------       ------------
                                                37,313.1         (28,552.3)           2,490.1           11,250.9
                                            ------------      ------------       ------------       ------------
Income from Continuing Operations
   before Taxes                                 10,402.6            (518.3)              63.8            9,948.1
Taxes on Income from Continuing
  Operations                                     3,120.8            (261.7)              35.8            2,894.9
                                             -----------       -----------       ------------        -----------
Income from Continuing Operations              $ 7,281.8        $   (256.6)         $    28.0          $ 7,053.2
                                             ===========       ===========       ============        ===========
Average Common Shares Outstanding
    Basic                                        2,288.3                                                 2,288.3
    Assuming Dilution                            2,322.3                                                 2,322.3

Earnings Per Common Share from
  Continuing Operations
    Basic                                          $3.18                                                   $3.08
    Assuming Dilution                               3.14                                                    3.04

    See notes to the unaudited consolidated pro forma financial statements.

                                Merck & Co., Inc.
              Unaudited Consolidated Pro Forma Statement of Income
                      Twelve Months Ended December 31, 2000
    (In Millions Except Earnings per Common Share from Continuing Operations)


                                         Merck & Co., Inc.                           Other         Merck & Co., Inc.
                                           Historical (1)     Medco Health (4)   Adjustments (5)       Pro Forma
                                         -----------------    ----------------   ---------------   -----------------
Sales                                       $  40,363.2         $ (22,266.3)        $   1,912.6         $  20,009.5
Costs, Expenses and Other
  Materials & Production                       22,443.5           (21,154.2)            1,885.9             3,175.2
  Marketing & Administrative                    6,167.7              (483.1)               41.0             5,725.6
  Research & Development                        2,343.8                  --                  --             2,343.8
  Equity Income                                  (764.9)                 --                  --              (764.9)
  Other (Income)/Expense, net                     349.0              (181.5)                 --               167.5
                                            -----------         -----------         ------------        -----------
                                               30,539.1           (21,818.8)            1,926.9            10,647.2
                                            -----------         -----------         ------------        -----------
Income from Continuing Operations
  before Taxes                                  9,824.1              (447.5)              (14.3)            9,362.3
Taxes on Income from Continuing
  Operations                                    3,002.4              (230.7)               52.1             2,823.8
                                            -----------         -----------         ------------        -----------
Income from Continuing Operations           $   6,821.7         $    (216.8)        $     (66.4)        $   6,538.5
                                            ===========         ===========         ===========         ===========
Average Common Shares Outstanding
    Basic                                       2,306.9                                                     2,306.9
    Assuming Dilution                           2,353.2                                                     2,353.2

Earnings Per Common Share from
  Continuing Operations
    Basic                                         $2.96                                                       $2.83
    Assuming Dilution                              2.90                                                        2.78


    See notes to the unaudited consolidated pro forma financial statements.

                                Merck & Co., Inc.
                               Notes to Unaudited
                   Consolidated Pro Forma Financial Statements

1. These columns reflect the historical consolidated results of operations and financial position of Merck.

2. This column reflects the removal of Medco Health's respective asset and liability account components from the consolidated accounts of Merck.

3. This column reflects the following adjustments: (a) Merck's receipt of $2.0 billion of dividends from Medco Health prior to the spin-off; (b) settlement of Merck's intercompany payable to Medco Health, which at June 30, 2003 was $652.4 million; (c) Merck's recognition of intercompany profit on sales to Medco for which the related product has not yet been sold by Medco and therefore is still in Medco's June 30, 2003 inventory;
      (d) accruals for costs incurred in connection with the spin-off and for rebates associated with the Merck sales to Medco noted in (c) above.

4. These columns reflect the historical results of operations of Medco Health on a stand-alone basis.

5. This column represents additional adjustments necessary to reconcile from Merck's historical results of operations to the pro forma results of operations assuming the spin-off of Medco Health had occurred on January 1, 2000. These adjustments primarily relate to revenues and cost of sales associated with sales of Merck products through Medco Health that are included in both the Merck pro forma operating results and Medco Health stand-alone operating results. The adjustments also reflect revenues and expenses relating to services provided to Merck by Medco Health and, in 2000, 2001 and 2002 add-back of expenses for certain shared services (such as accounting, treasury, legal, and human resources) that are included in both the Merck pro forma operating results and Medco Health stand-alone operating results. Additionally, an adjustment has been made to reflect the appropriate effective income tax rate on a pro forma basis.